                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is assistant vice president and assistant controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of April 1, 1995 95-2 between the Company and First Bank National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from October 1, 1995 to October 31, 1995 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of November, 1995.

                              GREEN TREE FINANCIAL CORP.



                              BY: /s/Phyllis A. Knight
                                  -----------------------------
                                    Phyllis A. Knight
                                    Assistant Vice President and
                                    Assistant Controller

                       GREEN TREE FINANCIAL CORPORATION
   MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.80%, 7.25%, 7.45%,
                              7.85%, 8.00%. 8.30%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-2
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                 October, 1995

                                  CUSIP#'S  393505-FS6,FT4,FU1,FV9,FW7,FX5
                                  TRUST ACCOUNT #3334095-0
                                  REMITTANCE DATE:  11/15/95


                                                    Total $       Per $1,000
                                                    Amount         Original
                                                 -------------    ----------
Class A Certificates
--------------------
(1a) Amount available (including Monthly
     Servicing Fee)                              $5,524,508.82

(b)  Class M-1 Interest Deficiency Amount
     (if any) and Class B-1 Interest
     Deficiency Amount (if any) withdrawn
     for prior Remittance Date                            0.00

(c)  Amount Available after giving effect to
     withdrawal of Class M-1 Interest
     Deficiency Amount and B-1 Interest
     Deficiency Amount for prior Remittance
     Date                                                 0.00

A.   Interest
     (2)  Aggregate Interest
          a. Class A-1 Remittance Rate
             (6.80%,unless Weighted Average
             Contract Rate is below 6.80%)               6.80%
          b. Class A-1 Interest                     148,325.76    3.80322462
          c. Class A-2 Remittance Rate
             (7.25%,unless Weighted Average
             Contract Rate is below 7.25%)               7.25%
          d. Class A-2 Interest                     338,333.33    6.04166661
          e. Class A-3 Remittance Rate
             (7.45%,unless Weighted Average
             Contract Rate is below 7.45%)               7.45%
          f. Class A-3 Interest                     217,291.67    6.20833343
          g. Class A-4 Remittance Rate
             (7.85%,unless Weighted Average
             Contract Rate is below 7.85%)               7.85%
          h. Class A-4 Interest                     274,750.00    6.54166667
          i. Class A-5 Remittance Rate
             (8.00%,unless Weighted Average
             Contract Rate is below 8.00%)               8.00%
          j. Class A-5 Interest                     320,000.00    6.66666667
          k. Class A-6 Remittance Rate
             (8.30%,unless Weighted Average
             Contract Rate is below 8.30%)               8.30%
          l. Class A-6 Interest                     340,300.00    6.91666667

     (3)  Amount applied to:
          a. Unpaid Class A Interest
             Shortfall                                     .00           .00

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.80%, 7.25%, 7.45%,
                              7.85%, 8.00%, 8.30%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-2
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                 October, 1995
                                    Page 2

                                  CUSIP#'S  393505-FS6,FT4,FU1,FV9,FW75
                                  TRUST ACCOUNT #3334095-0
                                  REMITTANCE DATE:  11/15/95

                                                    Total $       Per $1,000
                                                    Amount         Original
                                                 -------------    ----------
     (4)  Remaining:
          a. Unpaid Class A Interest
             Shortfall                                     .00           .00
B.   Principal
     (5)  Formula Principal Distribution
          Amount                                   2,540,960.15          N/A
          a. Scheduled Principal                     505,267.10          N/A
          b. Principal Prepayments                 1,797,687.10          N/A
          c. Liquidated Contracts                    238,005.95          N/A
          d. Repurchases                                    .00          N/A

     (6)  Pool Scheduled Principal
          Balance                               312,890,785.12  953.18958913
    (6a)  Pool Factor                                .95318959

     (7)  Unpaid Class A Principal Shortfall
          (if any) following prior Remittance
          date                                             .00

     (8)  Class A Percentage for such Remittance
          Date (Until Class B Cross-Over Date,
          and on each Remittance Date thereafter
          unless each Class B Principal
          Distribution Test is satisfied, equals
          Class A Principal Balance divided by
          pool Scheduled Principal Balance)             90.63%

     (9)  Class A Percentage for the following
          Remittance Date                               90.55%

    (10)  Class A Principal Distribution:
          a. Class A-1                            2,540,960.15   65.15282436
          b. Class A-2                                     .00           .00
          c. Class A-3                                     .00           .00
          d. Class A-4                                     .00           .00
          e. Class A-5                                     .00           .00
          f. Class A-6                                     .00           .00

    (11)  Class A-1 Principal Balance            23,634,173.12  606.00443897
   (11a)  Class A-1 Pool Factor                      .60600444

    (12)  Class A-2 Principal Balance            56,000,000.00  1000.0000000
   (12a)  Class A-2 Pool Factor                     1.00000000

    (13)  Class A-3 Principal Balance            35,000,000.00  1000.0000000
   (13a)  Class A-3 Pool Factor                     1.00000000

                       GREEN TREE FINANCIAL CORPORATION
   MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.80%, 7.25%, 7.45%,
                              7.85%, 8.00%. 8.30%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-2
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                 October, 1995
                                    Page 3


                                  CUSIP#'S  393505-FS6,FT4,FU1,FV9,FW7,FX5
                                  TRUST ACCOUNT #3334095-0
                                  REMITTANCE DATE:  11/15/95


                                                    Total $       Per $1,000
                                                    Amount         Original
                                                 -------------   ------------

   (14) Class A-4 Principal Balance              42,000,000.00   1000.0000000
  (14a) Class A-4 Pool Factor                       1.00000000

   (15) Class A-5 Principal Balance              48,000,000.00   1000.0000000
  (15a) Class A-5 Pool Factor                       1.00000000

   (16) Class A-6 Principal Balance              49,200,000.00   1000.0000000
  (16a) Class A-6 Pool Factor                       1.00000000

   (17) Unpaid Class A Principal Shortfall
        (if any) following current Remittance
        Date                                               .00

C.  Aggregate Scheduled Balances and Number of Delinquent
    Contracts as of Determination Date

   (18) 31-59 days                                3,701,332.97            138

   (19) 60 days or more                           3,330,951.71            103

   (20) Current Month Repossessions               1,066,860.55             41

   (21) Repossession Inventory                    1,905,983.90             70

Class B Principal Distribution Tests (test must be satisfied on and after the Remittance Date occurring in May 1999)

   (22) Average Sixty-Day Delinquency Ratio Test

        (a) Sixty-Day Delinquency Ratio for current
            Remittance Date                                             1.06%

        (b) Average Sixty-Day Delinquency Ratio (arithmetic
            average of ratios for this month and two preceding
            months; may not exceed 3.5%)                                 .86%

   (23) Average Thirty-Day Delinquency Ratio Test

        (a) Thirty-Day Delinquency Ratio for current
            Remittance Date                                             1.18%

        (b) Average Thirty-Day Delinquency Ratio (arithmetic
            average of ratios for this month and two preceding
            months; may not exceed 5.5%)                                1.20%

                       GREEN TREE FINANCIAL CORPORATION
   MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.80%, 7.25%, 7.45%,
                              7.85%, 8.00%, 8.30%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-2
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                 October, 1995
                                    Page 4


                                  CUSIP#'S  393505-FS6,FT4,FU1,FV9,FW7,FX5
                                  TRUST ACCOUNT #3334095-0
                                  REMITTANCE DATE:  11/15/95



(24) Cumulative Realized Losses Test

     (a) Cumulative Realized Losses for the current Remittance
         Date (as a percentage of Cut-off Date Pool Principal
         Balance; may not exceed 5.5% from May 1, 1999 to
         April 30, 2000, 6.5% from May 1, 2000 to
         April 30, 2001, 8.5% from May 1, 2001 to
         April 30, 2002 and 9.5% thereafter)                            .04%

(25) Current Realized Losses Test

     (a) Current Realized Losses for current Remittance
         Date                                                      85,496.28

     (b) Current Realized Loss Ratio (total Realized Losses
         for the most recent three months, multiplied by 4,
         divided by arithmetic average of Pool Scheduled
         Principal Balances for third preceding Remittance and
         for current Remittance Date; may not exceed 2.25%)             .14%

(26) Class B Principal Balance Test

     (a) Class B Principal Balance (before any distributions
         on current Remittance Date) divided by pool Scheduled
         Principal Balance for prior Remittance Date (must
         equal or exceed 13.5%) and the Class B Principal Balance
         as of such Remittance Date is greater than or equal
         to $6,565,132.00                                              9.37%

                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.65%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-2
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                                 October, 1995
                                    Page 5



                                                          CUSIP#'S 393505-FY3
                                                     TRUST ACCOUNT #3334095-0
                                                   REMITTANCE DATE:  11/15/95



                                                    Total $       Per $1,000
                                                    Amount         Original
                                                 -------------   ------------
CLASS M1 CERTIFICATES
---------------------
(27)   Amount available (including Monthly
       Servicing Fee)                             1,344,547.91

A.     Interest
(28)   Aggregate interest
       a.  Class M-1 Remittance Rate (8.65%,
           unless Weighted Average Contract
           Rate is below 8.65%)                          8.65%
       b.  Class M-1 Interest                       212,645.83     7.20833322

(29)   Amount applied to Class M-1 Interest
       Deficiency Amount                                   .00              0

(30)   Remaining unpaid Class M-1 Interest
       Deficiency Amount                                   .00              0

(31)   Amount Applied to:
       a.  Unpaid Class M-1 Interest Shortfall             .00              0


(32)   Remaining:
       a.  Unpaid Class M-1 Interest Shortfall             .00              0

B.     Principal
(33)   Formula Principal Distribution Amount
       a.  Scheduled Principal                             .00            N/A
       b.  Principal Prepayments                           .00            N/A
       c.  Liquidated Contracts                            .00            N/A
       d.  Repurchases                                     .00            N/A

(34)   Class M-1 Principal Balance               29,500,000.00  1000.00000000
(34a)  Class M-1 Pool Factor                        1.00000000

(35)   Class M-1 Percentage after prior
       Remittance Date                                    .00%

(36)   Class M-1 Percentage for such Remittance
       Date                                               .00%

(37)   Class M-1 Percentage for the following
       Remittance Date                                    .00%

(38)   Class M-1 Principal Distribution:
       a.  Class M-1                                       .00     0.00000000
       b.  Unpaid Class M-1 Principal Shortfall
           (if any) following prior Remittance
           Date                                            .00

(39)   Unpaid Class M-1 Principal Shortfall
       (if any) following current Remittance
       Date                                                .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.60%, 8.80%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-2
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                                 October, 1995


                                                      CUSIP#'S 393505-FZ0, GA4
                                                      REMITTANCE DATE:  11/15/95


                                                    Total $       Per $1,000
                                                    Amount         Original
                                                 -------------   ------------
Class B1 Certificates
-----------------------
  (1)  Amount Available less the Class A
       Distribution Amount and Class M-1
       Distribution amount (including
       Monthly Servicing Fee)                     1,131,902.08

  (2)  Class B-1 Remittance Rate (8.60% unless
       Weighted Average Contract Rate is
       below 8.60%)                                      8.60%

  (3)  Aggregate Class B1 Interest                   93,883.33     7.16666641

  (4)  Amount applied to Unpaid Class
       B1 Interest Shortfall                               .00            .00

  (5)  Remaining unpaid Class B1
       Interest Shortfall                                  .00            .00

  (6)  Amount applied to Class B1 Interest
       Deficiency Amount                                   .00

  (7)  Remaining Unpaid Class B-1 Interest
       Deficiency Amount                                   .00

  (8)  Unpaid Class B1 Principal Shortfall
       (if any) following prior Remittance Date            .00

  (9)  Class B Percentage for such Remittance Date
       (until Class B Cross-over Date, and on each
       Remittance Date thereafter unless each Class
       B Principal Distribution Test is satisfied,
       equals zero.  Thereafter, if each Class B
       Principal Distribution Test is satisfied,
       equals 100% minus Class A Percentage)               .00

 (9a)  Class B Percentage for the following
       Remittance Date                                     .00

 (10)  Class B1 Principal (Class B Percentage of
       Formula Principal Distribution Amount)              .00

(11a)  Class B1 Principal Shortfall                        .00

(11b)  Unpaid Class B1 Principal Shortfall                 .00

 (12)  Class B Principal Balance                 29,556,612.00

 (13)  Class B1 Principal Balance                13,100,000.00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.60%, 8.80%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-2
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                                 October, 1995
                                    Page 2


                                         CUSIP#'S  393505-FZ0, GA4
                                         TRUST ACCOUNT #3334095-0
                                         REMITTANCE DATE:  11/15/95


                                                    Total $       Per $1,000
                                                    Amount         Original
                                                 -------------   ------------

Class B2 and C Certificates
--------------------------
(12)  Remaining Amount Available                  1,038,018.75

(13)  Class B-2 Remittance Rate (8.80%
      unless Weighted Average Contract
      Rate is less than 8.80%)                           8.80%

(14)  Aggregate Class B2 Interest                   120,681.82     7.33333325

(15)  Amount applied to Unpaid Class
      B2 Interest Shortfall                                .00            .00

(16)  Remaining Unpaid Class B2
      Interest Shortfall                                   .00            .00

(17)  Unpaid Class B2 Principal Shortfall
      (if any) following prior Remittance Date             .00

(18)  Class B2 Principal Liquidation Loss Amount           .00

(19)  Class B2 Principal (zero until Class B1
      paid down; thereafter, Class B Percentage
      of Formula Principal Distribution Amount)            .00

(20)  Guarantee Payment                                    .00

(21)  Class B2 Principal Balance                 16,456,612.00

(22)  Monthly Servicing Fee (Deducted from
      Certificate Account balance to arrive
      at Amount Available if the Company is
      not the Servicer; deducted from funds
      remaining after payment of Class A
      Distribution Amount, Class M-1 Distribution
      Amount and Class B2 Distribution Amount;
      if the Company is the Servicer)               131,429.89

(23)  Class C Residual Payment                      785,907.04

(24)  Class M-1 Interest Deficiency on such
      Remittance Date                                      .00

(25)  Class B-1 Interest Deficiency on such
      Remittance Date                                      .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.60%, 8.80%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-2
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                                 October, 1995
                                    Page 3


                                                 CUSIP#'S  393505-FZ0, GA4
                                                 TRUST ACCOUNT #3334095-0
                                                 REMITTANCE DATE:  11/15/95



                                                    Total $       Per $1,000
                                                    Amount         Original
                                                 -------------   ------------

(26)  Repossessed Contracts                       1,066,860.55

(27)  Repossessed Contracts Remaining
      in Inventory                                1,905,983.90

(28)  Weighted Average Contract Rate                  12.04126

                                     GTFC
                                    1995-2
                                 October, 1995
                              Defaulted Contracts



                                                                Estimated
                                               Repurchase        Loss at
Account#        Principal       Interest         Amount         Sale Date
--------        ---------       --------       ----------       ---------

16316649        25,171.19         169.90        25,341.09       10,058.15
21316800        33,018.04         222.87        33,240.91       13,497.93
52308907         8,860.42          59.80         8,920.22        7,787.32
53314851        14,608.80          98.60        14,707.40        1,282.45
57314164        19,221.97         129.74        19,351.71        4,593.87
74317658        22,692.68         153.17        22,845.85        8,584.95
76315046        19,673.15         132.79        19,805.94        7,498.11
76315047        11,886.26          80.23        11,966.49       10,157.64
76315073        11,173.25          75.41        11,248.66          392.96
90320522        22,447.63         151.52        22,599.15        5,933.47
95323807        16,745.48         113.03        16,858.51        9,649.83
97325441        32,507.08         219.42        32,726.50        5,771.72
              -----------      ---------      -----------      ----------

TOTALS        $238,005.95      $1,606.48      $239,612.43      $85,208.40
              ===========      =========      ===========      ==========